SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) JULY 17, 2002


                    ACCUFACTS PRE-EMPLOYMENT SCREENING, INC.
             (Exact name of Registrant as specified in its Charter)


                                    DELAWARE
                 (State of other jurisdiction of incorporation)


     001-14995                                           13-4056901
     ---------                                           ----------
  Commission File No.                           I.R.S. Employer Identification


   6 GREENE STREET, NEW YORK, NY                         10013
   -----------------------------                         -----
Address of principal executive offices                 Zip code


                                 (212) 966-0666
                              -------------------
                         Registrant's telephone number,
                              including area code




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ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

           The Registrant ("Company"), on July 17, 2002, by a resolution of its Board of Directors, resolved to change auditing firms and dismissed Cuthill & Eddy LLP the successor to Meeks, Dorman and Company P.A. ("Cuthill & Eddy") and retained Tedder, James, Worden & Associates, P.A.

     (a) The report of Cuthill & Eddy on the Company's financial statements for the past two years did not contain an adverse or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements with the Company's former accounting firm in any matter of accounting principals, practices, financial statement disclosures or auditing scope or procedures in connection with audits by the Company's former accounting firm for the two most recent fiscal years, and in any subsequent interim period preceding such change of accounting firms.

     (b) Annexed hereto and made a part hereof is a letter addressed to the Commission from Cuthill & Eddy, stating that it agrees with the statements made by the Company in the within Report.


EXHIBITS

16.1 Letter to the SEC from the Company's former accounting firm, Cuthill & Eddy.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:     New York, New York
           July 19, 2002



                                  ACCUFACTS PRE-EMPLOYMENT SCREENING, INC.
                                  (REGISTRANT)

                                  /s/ Phillip Luizzo
                                  -------------------------------------
                                  Phillip Luizzo
                                  PRESIDENT AND CHIEF EXECUTIVE OFFICER